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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                OCTOBER 27, 2003





                                 TRANSPRO, INC.
             (Exact name of Registrant as specified in its charter)


                 DELAWARE                               1-13894                               34-1807383
       (State or other jurisdiction             (Commission File Number)                   (I.R.S. Employer
            of incorporation)                                                            Identification No.)
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                  100 Gando Drive, New Haven, Connecticut 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)














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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits - The following exhibit is filed as part of this report:

99.1     Press Release dated October 27, 2003.


Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          On October 27, 2003, Transpro, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the results of operations and financial condition for the three and nine months ended
          September 30, 2003.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            TRANSPRO, INC.


Date:  October 27, 2003                     By:  /s/ Richard A. Wisot
                                                --------------------------------
                                                 Richard A. Wisot
                                                 Vice President, Treasurer,
                                                 Secretary, and Chief Financial
                                                 Officer